Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Annual Report of Hall of Fame Resort & Entertainment Company (the “Company”) on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 14, 2022	By:	/s/ Michael Crawford
Michael Crawford
President and Chief Executive Officer (Principal Executive Officer)

March 14, 2022	By:	/s/ John Van Buiten
John Van Buiten,
Vice President of Accounting / Corporate Controller
(Interim Principal Financial Officer and Interim Principal Accounting Officer)